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                                                                    EXHIBIT 10.8


                                                      Grant No._________________


                               PHASE METRICS, INC.
                         NOTICE OF GRANT OF STOCK OPTION

            Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Phase Metrics, Inc. (the "Corporation"):

            Optionee: __________________________________________________________

            Grant Date: ________________________________________________________

            Vesting Commencement Date: _________________________________________

            Exercise Price:  $____ per share

            Number of Option Shares: ___________________ shares

            Expiration Date: ___________________________________________________

            Type of Option:   _____ Incentive Stock Option

                              _____ Non-Statutory Stock Option

            Date Exercisable: Immediately Exercisable

            Vesting Schedule: The Option Shares shall be unvested and subject to repurchase by the Corporation at the Exercise Price paid per share. Optionee shall acquire a vested interest in, and the Corporation's repurchase right will accordingly lapse with respect to, (i) twenty percent (20%) of the Option Shares upon Optionee's completion of one
            (1) year of Service measured from the Vesting Commencement Date and
            (ii) the balance of the Option Shares in a series of forty-eight
            (48) equal successive monthly installments upon Optionee's completion of each additional month of Service over the forty-eight
            (48)-month period measured from the first anniversary of the Vesting Commencement Date. Should the Optionee die while in Employee status, then all the Option Shares shall immediately vest and shall no longer be subject to the Corporation's repurchase right. In no other event shall any additional Option Shares vest after Optionee's cessation of Service.

            The Option is granted subject to and in accordance with the terms of the Phase Metrics, Inc. 1995 Stock Option Plan (the "Plan"). Optionee shall be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Any Option Shares purchased under the Option will be subject to the provisions of the Stock Purchase Agreement attached hereto as Exhibit B.


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            Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit C.

            REPURCHASE RIGHTS. OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN REPURCHASE RIGHTS AND RIGHTS OF FIRST REFUSAL EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS UPON THE TERMS AND CONDITIONS SPECIFIED IN THE ATTACHED STOCK PURCHASE AGREEMENT.

            No Employment or Service Contract. Nothing in this Notice or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

            Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

____________________, 199__
        Date


                                       PHASE METRICS, INC.


                                       By: _____________________________________

                                       Title: __________________________________



                                       _________________________________________
                                                      OPTIONEE

                                       Address: ________________________________

                                       _________________________________________



ATTACHMENTS
-----------
EXHIBIT A - STOCK OPTION AGREEMENT
EXHIBIT B - STOCK PURCHASE AGREEMENT
EXHIBIT C - 1995 STOCK OPTION PLAN



                                       2.
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                                    EXHIBIT A

                             STOCK OPTION AGREEMENT


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                                    EXHIBIT B

                            STOCK PURCHASE AGREEMENT


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                                    EXHIBIT C

                             1995 STOCK OPTION PLAN